UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2011

DITECH NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26209	94-2935531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 E. Middlefield Road

Mountain View, Ca. 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 623-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2011, Ditech Networks, Inc. filed a Certificate of Elimination to its Certificate of Incorporation (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware, which Certificate of Elimination had the effect of causing the two hundred thousand (200,000) shares of the Series A Junior Participating Preferred Stock of Ditech Networks to return to the status of authorized but unissued and undesignated preferred stock.

On September 19, 2011, Ditech Networks, Inc. filed a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, which Certificate of Amendment reduced the number of shares of authorized Ditech Networks common stock from 200,000,000 to 55,000,000.

The Certificate of Elimination is filed as Exhibit 3.1 hereto, and the Certificate of Amendment is filed as Exhibit 3.2 hereto.

Item 5.07.              Submission of Matters to a Vote of Security Holders

Ditech Networks held its Annual Meeting of Stockholders on September 16, 2011. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is set forth in the Ditech Networks proxy statement for its 2011 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on August 12, 2011.

1.             Mr. Sugishita was elected by the following votes to serve until the Ditech Networks 2014 Annual Meeting of Stockholders and until his successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Shares voted for:	11,961,534
Shares voted against:	656,519
Shares abstaining:	0
Broker non-votes:	8,565,346

2.             The stockholders of Ditech Networks approved an amendment to the Ditech Networks certificate of incorporation to reduce the number of authorized shares of Ditech Networks common stock from 200,000,000 to 55,000,000.  The tabulation of votes on this matter was as follows:

Shares voted for:	19,658,939
Shares voted against:	1,490,361
Shares abstaining:	34,099
Broker non-votes:	0

3.             The stockholders of Ditech Networks ratified the selection of Burr Pilger Mayer, Inc. as the independent registered public accounting firm of Ditech Networks for its fiscal year ending April 30, 2012. The tabulation of votes on this matter was as follows:

Shares voted for:	19,952,686
Shares voted against:	1,140,371
Shares abstaining:	90,342
Broker non-votes:	0

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Certificate of Elimination to Certificate of Incorporation.
3.2	Certificate of Amendment to Certificate of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DITECH NETWORKS, INC.

Dated: September 20, 2011	By:	/s/ William J. Tamblyn
William J. Tamblyn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Elimination to Certificate of Incorporation.
3.2	Certificate of Amendment to Certificate of Incorporation.